EXHIBIT 99.2

Financial Supplement

March 31, 2004

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjuction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
email: investorrelations@ace.bm	Cautionary Statement Regarding Forward-Looking Statements:
Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements concerning exposures, reserves and recoverables could be affected by the frequency of unpredictable catastrophic events, actual loss experience which differs from the Company’s assumptions, uncertainties in the reserving or settlement process, new theories of liability, planned public offerings, judicial and legislative developments, litigation tactics, credit developments among reinsurers and the Company’s forward-looking statements concerning the maturity profile of CDO’s could change if a transaction is unwound early and settlement is reached. Other factors that could affect forward-looking statements are identified in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, the Company’s quarterly reports on Form 10-Q and in the Company’s earnings press release, which are available on the Company’s website.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited

Financial Supplement Table of Contents

ACE Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

	Three months ended March 31		% Change 1Q-04 vs. 1Q-03
	2004	2003
Gross premiums written	$4,416	$4,113	7%
Net premiums written	$3,238	$2,930	11%
Net premiums earned	$2,600	$2,072	25%
Net investment income	$238	$206	16%
Income excluding net realized gains (losses)	$411	$279	47%
Net income	$447	$247	81%
Comprehensive income	$581	$345	68%
Operating cash flow	$1,172	$600	96%
Combined ratio
Loss and loss expense ratio	60.5%	63.4%
Underwriting and administrative expense ratio	26.4%	27.2%

Combined ratio	86.9%	90.6%
Annualized ROE*	18.7%	16.7%
Annualized ROE, excluding FAS 115	20.4%	18.1%
Diluted earnings per share
Income excluding net realized gains (losses)	$1.40	$1.02	37%
Net income	$1.53	$0.90	70%
Diluted book value per ordinary share	$31.36	$25.14	25%
Diluted tangible book value per ordinary share	$22.41	$15.72	43%
Weighted average diluted ordinary shares outstanding	284.3	268.0	6%
Debt/ total capitalization	16.1%	20.2%

*	Calculated using income excluding net realized gains (losses).

ACE Limited

Consolidated Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

ACE Limited Consolidated

	1Q-04	4Q-03	3Q-03	2Q-03	1Q-03	Full Year 2003
Consolidated Property and Casualty Excluding Financial Services(1)
Gross premiums written	$4,155	$3,330	$3,295	$3,241	$3,532	$13,398
Net premiums written	2,979	2,250	2,154	2,230	2,357	8,991
Net premiums earned	2,370	2,307	2,146	2,049	1,815	8,317
Losses and loss expenses	1,456	1,429	1,375	1,298	1,122	5,224
Policy acquisition costs	349	363	321	315	281	1,280
Administrative expenses	290	295	271	266	241	1,073

P& C underwriting income	$275	$220	$179	$170	$171	$740
Financial Services underwriting income	58	4	22	17	19	62
Life underwriting income (loss) excluding investment income	3	(2)	(4)	(5)	(5)	(16)
Net investment income	238	228	216	211	206	861
Other income (expense)	(17)	(19)	(3)	1	(6)	(27)
Interest expense	44	44	45	43	45	177
Income tax expense	102	59	61	65	61	246

Income excluding net realized gains (losses)	$411	$328	$304	$286	$279	$1,197
Net realized gains (losses)	57	128	57	107	(40)	252
Tax effect of net realized gains (losses)	(21)	(12)	(6)	(22)	8	(32)

Net income	$447	$444	$355	$371	$247	$1,417

% Change versus prior year period(1)
Gross premiums written	18%	13%	11%	25%	36%	21%
Net premiums written	26%	32%	27%	46%	59%	40%
Net premiums earned	31%	41%	44%	55%	65%	50%
Other ratios(1)
Net premiums written/gross premiums written	72%	68%	65%	69%	67%	67%
Effective tax rate	20%	15%	17%	19%	18%	17%
ROE
Annualized ROE	18.7%	15.8%	15.2%	15.6%	16.7%	15.8%
Annualized ROE, excluding FAS 115	20.40%	17.3%	16.8%	17.2%	18.1%	17.2%

(1)	Consolidated property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance.

ACE Limited

Consolidated Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

ACE Limited Consolidated

	1Q-04	4Q-03	3Q-03	2Q-03	1Q-03	Full Year 2003
Combined ratio
Loss and loss expense ratio	60.5%	66.8%	64.6%	64.5%	63.4%	65.0%
Policy acquisition cost ratio	14.1%	13.6%	14.4%	14.6%	14.4%	14.2%
Administrative expense ratio	12.3%	11.5%	12.4%	12.6%	12.8%	12.3%

Combined ratio	86.9%	91.9%	91.4%	91.7%	90.6%	91.5%

Consolidated Property and Casualty Excluding Financial Services(1)
	1Q-04	4Q-03	3Q-03	2Q-03	1Q-03	Full Year 2003
Combined ratio
Loss and loss expense ratio	61.5%	61.9%	64.0%	63.4%	61.8%	62.8%
Policy acquisition cost ratio	14.7%	15.8%	15.0%	15.3%	15.5%	15.4%
Administrative expense ratio	12.2%	12.8%	12.6%	13.0%	13.3%	12.9%

Combined ratio	88.4%	90.5%	91.6%	91.7%	90.6%	91.1%

Large losses and other items
Catastrophe and other large losses	$—	$35	$42	$30	$5	$112
Prior period development(2)	$(6)	$14	$62	$21	$24	$121

(1)	Consolidated property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance.

(2)	See Financial Services schedule for prior period development related to that segment.

ACE Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended March 31
	2004	2003
Numerator
Income excluding net realized gains (losses)	$411	$279
Perpetual preferred dividend	(11)	—
Mezzanine equity dividend	—	(7)

Income to ordinary shares, excl. net realized gains (losses)	400	272
Net realized gains (losses), net of income tax	36	(32)

Net income available to the holders of ordinary shares	$436	$240

Rollforward of ordinary shares
Ordinary shares - beginning of period	279,897,193	262,679,356
Issued under employee stock purchase plan	125,631	135,803
Stock (cancelled) granted	1,259,605	1,492,847
Issued for option exercises	1,432,480	183,813

Ordinary shares - end of period	282,714,909	264,491,819

Denominator
Weighted average shares outstanding	278,937,204	260,986,223
Dilutive effect of mezzanine equity	—	916,016
Effect of other dilutive securities	5,352,364	6,138,426

Adj. wtd. avg. shares outstanding and assumed conversions	284,289,568	268,040,665

Basic earnings per share
Income excluding net realized gains (losses)	$1.43	$1.04
Net realized gains (losses)	0.13	(0.12)

Net income	$1.56	$0.92

Diluted earnings per share
Income excluding net realized gains (losses)	$1.40	$1.02
Net realized gains (losses)	0.13	(0.12)

Net income	$1.53	$0.90

ACE Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars)

	March 31 2004	December 31 2003
	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$19,920	$18,645
Equity securities, at fair value	539	544
Securities on loan, at fair value	1,183	684
Short-term investments	3,290	2,928
Other investments, at fair value	643	645
Cash	614	562

Total investments and cash	26,189	24,008
Insurance and reinsurance balances receivable	3,493	2,837
Reinsurance recoverable	14,062	14,081
Deferred policy acquisition costs	1,108	1,005
Prepaid reinsurance premiums	1,578	1,372
Goodwill	2,699	2,711
Deferred tax assets	997	1,090
Other assets	2,352	2,449

Total assets	$52,478	$49,553

Liabilities
Unpaid losses and loss expenses	$27,697	$27,155
Unearned premiums	6,930	6,051
Future policy benefits for life and annuity contracts	496	492
Insurance and reinsurance balances payable	2,145	1,903
Deposit liabilities	217	212
Securities lending collateral	1,208	698
Payable for investments purchased	570	369
Accounts payable, accrued expenses and other liabilities	1,436	1,468
Short-term debt	546	546
Long-term debt	1,349	1,349
Trust preferred securities	487	475

Total liabilities	43,081	40,718

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	8,543	8,115
Accumulated other comprehensive income (AOCI)	854	720

Total shareholders’ equity	9,397	8,835

Total liabilities and shareholders’ equity	$52,478	$49,553

Diluted book value per ordinary share	$31.36	$29.46
Diluted tangible book value per ordinary share	$22.41	$20.25

ACE Limited

Consolidated Premiums by Line of Business

(in millions of U.S. dollars)

(Unaudited)

ACE Limited Consolidated

	1Q-04	% of Total Consolidated	1Q-03	% of Total Consolidated	% Change 1Q-04 vs. 1Q-03
Net premiums written
Property and all other	988	30%	$904	31%	20%
Casualty	1,698	52%	1,203	41%	34%
Personal accident	283	9%	250	9%	13%

Total P&C	2,979	91%	2,357	81%	26%

Global Re - life	51	2%	47	1%	9%
Financial guaranty	(7)	0%	120	4%	-106%
Financial solutions	215	7%	406	14%	-47%

Total Consolidated	$3,238	100%	$2,930	100%	11%

	1Q-04	% of Total Consolidated	1Q-03	% of Total Consolidated	% Change 1Q-04 vs. 1Q-03
Net premiums earned
Property and all other	$752	29%	$728	35%	19%
Casualty	1,363	52%	870	42%	44%
Personal accident	255	10%	217	10%	18%

Total P&C	2,370	91%	1,815	87%	31%

Global Re - life	51	2%	48	2%	6%
Financial guaranty	87	3%	78	4%	12%
Financial solutions	92	4%	131	7%	-30%

Total Consolidated	$2,600	100%	$2,072	100%	25%

ACE Limited

Consolidating Statement of Operations

Three months ended March 31, 2004 and 2003

(in millions of U.S. dollars)

(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
March 31, 2004
Gross premiums written	$1,905	$1,674	$576	$—	$4,155	$208	$4,363
Net premiums written	1,212	1,198	569	—	2,979	208	3,187
Net premiums earned	1,007	1,034	329	—	2,370	179	2,549
Losses and loss expenses	696	601	159	—	1,456	86	1,542
Policy acquisition costs	101	184	64	—	349	11	360
Administrative expenses	103	138	19	30	290	24	314

Underwriting income (loss)	107	111	87	(30)	275	58	333
Life underwriting income	—	—	11	—	11	—	11
Net investment income - property and casualty	104	48	27	(2)	177	53	230
Other income (expense)	(3)	(3)	—	—	(6)	(11)	(17)
Interest expense	5	—	—	37	42	2	44
Income tax expense (benefit)	55	44	3	(13)	89	13	102

Income (loss) excluding net realized gains (losses)	148	112	122	(56)	326	85	411
Net realized gains (losses)	52	24	(10)	(14)	52	5	57
Tax effect of net realized gains (losses)	(7)	(7)	—	—	(14)	(7)	(21)

Net income (loss)	$193	$129	$112	$(70)	$364	$83	$447

March 31, 2003
Gross premiums written	$1,664	$1,406	$462	$—	$3,532	$532	$4,064
Net premiums written	933	981	443	—	2,357	526	2,883
Net premiums earned	753	814	248	—	1,815	209	2,024
Losses and loss expenses	512	494	116	—	1,122	161	1,283
Policy acquisition costs	83	152	46	—	281	11	292
Administrative expenses	88	114	15	24	241	18	259

Underwriting income (loss)	70	54	71	(24)	171	19	190
Life underwriting income	—	—	2	—	2	—	2
Net investment income - property and casualty	101	35	19	(7)	148	51	199
Other income (expense)	(6)	(1)	1	—	(6)	—	(6)
Interest expense	6	—	—	37	43	2	45
Income tax expense (benefit)	39	23	4	(14)	52	9	61

Income (loss) excluding net realized gains (losses)	120	65	89	(54)	220	59	279
Net realized gains (losses)	(18)	(13)	3	(9)	(37)	(3)	(40)
Tax effect of net realized gains (losses)	3	5	—	—	8	—	8

Net income (loss)	$105	$57	$92	$(63)	$191	$56	$247

ACE Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Insurance - North American

	1Q-04	4Q-03	3Q-03	2Q-03	1Q-03	Full Year 2003
Gross premiums written	$1,905	$1,764	$1,819	$1,648	$1,664	$6,895
Net premiums written	1,212	1,048	1,065	969	933	4,015
Net premiums earned	1,007	991	990	920	753	3,654
Losses and loss expenses	696	660	712	637	512	2,521
Policy acquisition costs	101	108	95	101	83	387
Administrative expenses	103	109	103	102	88	402

Underwriting income	107	114	80	80	70	344
Net investment income - property and casualty	104	103	98	101	101	403
Other income (expense)	(3)	(8)	—	—	(6)	(14)
Interest expense	5	6	5	5	6	22
Income tax expense (benefit)	55	50	48	42	39	179

Income excluding net realized gains (losses)	148	153	125	134	120	532
Net realized gains (losses)	52	24	8	25	(18)	39
Tax effect of net realized gains (losses)	(7)	—	—	(3)	3	—

Net income	$193	$177	$133	$156	$105	$571

Combined ratio
Loss and loss expense ratio	69.1%	66.6%	71.9%	69.2%	68.0%	69.0%
Policy acquisition cost ratio	10.0%	10.9%	9.6%	10.9%	11.0%	10.6%
Administrative expense ratio	10.3%	11.1%	10.4%	11.1%	11.6%	11.0%

Combined ratio	89.4%	88.6%	91.9%	91.2%	90.6%	90.6%

Large losses and other items
Large losses (before tax)	$—	$—	$20	$—	$—	$20
Prior period development	$15	$14	$30	$22	$25	$91

% Change versus prior year period
Gross premiums written	14%	8%	2%	15%	32%	13%
Net premiums written	30%	28%	23%	35%	82%	38%
Net premiums earned	34%	34%	51%	52%	59%	48%

Other ratios
Net premiums written/gross premiums written	64%	59%	59%	59%	56%	58%

ACE Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Insurance - Overseas General

	1Q-04	4Q-03	3Q-03	2Q-03	1Q-03	Full Year 2003
Gross premiums written	$1,674	$1,341	$1,200	$1,244	$1,406	$5,191
Net premiums written	1,198	982	872	916	981	3,751
Net premiums earned	1,034	1,007	882	860	814	3,563
Losses and loss expenses	601	603	529	518	494	2,144
Policy acquisition costs	184	197	170	163	152	682
Administrative expenses	138	130	121	121	114	486

Underwriting income	$111	$77	$62	$58	$54	$251
Net investment income - property and casualty	48	44	39	37	35	155
Other income (expense)	(3)	(3)	(3)	—	(1)	(7)
Interest expense	—	—	—	—	—	—
Income tax expense	44	24	12	25	23	84

Income excluding net realized gains (losses)	$112	$94	$86	$70	$65	$315
Net realized gains (losses)	24	1	4	2	(13)	(6)
Tax effect of net realized gains (losses)	(7)	—	—	—	5	5

Net income	$129	$95	$90	$72	$57	$314

Combined ratio
Loss and loss expense ratio	58.1%	59.8%	59.9%	60.3%	60.7%	60.2%
Policy acquisition cost ratio	17.9%	19.6%	19.3%	18.9%	18.7%	19.2%
Administrative expense ratio	13.3%	12.9%	13.7%	14.0%	14.0%	13.6%

Combined ratio	89.3%	92.3%	92.9%	93.2%	93.4%	93.0%

Large losses and other items
Large losses (before tax)	$—	$—	$10	$—	$—	$10
Prior period development	$(8)	$11	$35	$12	$(1)	$57
% Change versus prior year period
Gross premiums written	19%	11%	19%	32%	46%	26%
Net premiums written	22%	23%	26%	49%	60%	38%
Net premiums earned	27%	50%	36%	52%	60%	49%
Other ratios
Net premiums written/gross premiums written	72%	73%	73%	74%	70%	72%

ACE Limited

Segment Results - Consecutive Quarters - 2

(in millions of U.S. dollars)

(Unaudited)

Insurance - Overseas General

	1Q-04	4Q-03	3Q-03	2Q-03	1Q-03	Full Year 2003
Gross premiums written
ACE Global Markets	$391	$458	$351	$422	$346	$1,577
ACE International	1,283	883	849	822	1,060	$3,614

Total	$1,674	$1,341	$1,200	$1,244	$1,406	$5,191

Net premiums written
ACE Global Markets	$272	$294	$253	$295	$256	$1,098
ACE International	926	688	619	621	725	$2,653

Total	$1,198	$982	$872	$916	$981	$3,751

Net premiums earned
ACE Global Markets	$280	$295	$244	$256	$248	$1,043
ACE International	754	712	638	604	566	$2,520

Total	$1,034	$1,007	$882	$860	$814	$3,563

Net premiums written/gross premiums written
ACE Global Markets	69.6%	64.2%	72.1%	69.9%	74.0%	69.6%
ACE International	72.2%	77.9%	72.9%	75.5%	68.4%	73.4%

Total NPW/GPW	71.6%	73.2%	72.7%	73.6%	69.8%	72.3%

Loss ratio
ACE Global Markets	60.6%	63.2%	61.2%	61.4%	61.2%	61.8%
ACE International	57.2%	58.4%	59.4%	59.8%	60.4%	59.5%

Total loss ratio	58.1%	59.8%	59.9%	60.3%	60.7%	60.2%

Expense ratio
ACE Global Markets	33.0%	33.1%	35.7%	35.7%	36.7%	35.3%
ACE International	30.4%	32.3%	32.0%	31.7%	30.9%	31.8%

Total expense ratio	31.2%	32.5%	33.0%	32.9%	32.7%	32.8%

Combined ratio
ACE Global Markets	93.6%	96.3%	96.9%	97.1%	97.9%	97.1%
ACE International	87.6%	90.7%	91.4%	91.5%	91.3%	91.3%

Total combined ratio	89.3%	92.3%	92.9%	93.2%	93.4%	93.0%

ACE Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Global Reinsurance

	1Q-04	4Q-03	3Q-03	2Q-03	1Q-03	Full Year 2003
Property and casualty
Gross premiums written	$576	$225	$276	$349	$462	$1,312
Net premiums written	569	220	217	345	443	1,225
Net premiums earned	329	309	274	269	248	1,100
Losses and loss expenses	159	166	134	143	116	559
Policy acquisition costs	64	58	56	51	46	211
Administrative expenses	19	17	16	14	15	62

P&C underwriting income	87	68	68	61	71	268
Life
Gross premiums written	53	49	49	46	49	193
Net premiums written	51	47	47	44	47	185
Net premiums earned	51	48	46	42	48	184
Losses and loss expenses	42	44	45	44	48	181
Policy acquisition costs	5	5	5	2	4	16
Administrative expenses	1	1	—	1	1	3
Net investment income	8	8	10	8	7	33

Life underwriting income	11	6	6	3	2	17
Total underwriting income	98	74	74	64	73	285
Net investment income - property and casualty	27	24	23	21	19	87
Other income (expense)	—	1	1	—	1	3
Interest expense	—	—	—	—	—	—
Income tax expense	3	4	3	3	4	14

Income excluding net realized gains (losses)	122	95	95	82	89	361
Net realized gains (losses)	(10)	8	10	13	3	34
Tax effect of net realized gains (losses)	—	(1)	—	1	—	—

Net income	$112	$102	$105	$96	$92	$395

P&C combined ratio
Loss and loss expense ratio	48.5%	53.9%	48.9%	53.1%	46.7%	50.9%
Policy acquisition cost ratio	19.4%	18.9%	20.4%	18.8%	18.6%	19.2%
Administrative expense ratio	5.6%	5.5%	5.7%	5.3%	6.0%	5.6%

P&C combined ratio	73.5%	78.3%	75.0%	77.2%	71.3%	75.7%

Large losses and other items
Large losses (before tax)	$—	$35	$12	$30	$5	$82
Prior period development	$(13)	$(11)	$(3)	$(13)	$—	$(27)

ACE Limited

Segment Results - Consecutive Quarters - 2

(in millions of U.S. dollars)

(Unaudited)

Global Reinsurance - Property & Casualty

	1Q-04	4Q-03	3Q-03	2Q-03	1Q-03	Full Year 2003
% Change versus prior year period
Gross premiums written	25%	99%	48%	63%	24%	48%
Net premiums written	28%	134%	66%	75%	25%	58%
Net premiums earned	33%	42%	41%	79%	116%	62%
Other ratios
Net premiums written/gross premiums written	99%	98%	79%	99%	96%	93%

Global Reinsurance - By Division

Gross premiums written
Tempest Europe	$126	$63	$60	$97	$123	$343
Tempest USA	253	148	147	133	100	528
Tempest Bermuda	197	14	69	119	239	441

Total GPW	$576	$225	$276	$349	$462	$1,312

Net premiums written
Tempest Europe	$122	$53	$52	$94	$115	$314
Tempest USA	252	148	144	132	99	523
Tempest Bermuda	195	19	21	119	229	388

Total NPW	$569	$220	$217	$345	$443	$1,225

Net premiums earned
Tempest Europe	$75	$72	$55	$63	$69	$259
Tempest USA	169	138	127	112	86	463
Tempest Bermuda	85	99	92	94	93	378

Total NPE	$329	$309	$274	$269	$248	$1,100

Net premiums written/gross premiums written
Tempest Europe	88%	84%	87%	97%	93%	92%
Tempest USA	106%	100%	98%	99%	99%	99%
Tempest Bermuda	98%	136%	30%	100%	96%	88%

Total NPW/GPW	99%	98%	79%	99%	96%	93%

ACE Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Financial Services

	1Q-04	4Q-03	3Q-03	2Q-03	1Q-03	Full Year 2003
Gross premiums written	$208	$289	$107	$118	$532	$1,046
Net premiums written	208	276	105	132	526	1,039
Net premiums earned	179	472	205	215	209	1,101
Losses and loss expenses	86	428	144	161	161	894
Policy acquisition costs	11	16	17	17	11	61
Administrative expenses	24	24	22	20	18	84

Underwriting income	58	4	22	17	19	62
Net investment income	53	53	49	49	51	202
Other income	(11)	—	(1)	1	—	—
Interest expense	2	1	2	1	2	6
Income tax expense	13	(1)	11	8	9	27

Income excluding net realized gains (losses)	85	57	57	58	59	231
Net realized gains (losses)	5	92	29	72	(3)	190
Tax effect of net realized gains (losses)	(7)	(11)	(6)	(20)	—	(37)

Net income	$83	$138	$80	$110	$56	$384

Combined ratio
Loss and loss expense ratio	48.0%	90.6%	70.2%	74.9%	77.0%	81.2%
Policy acquisition cost ratio	5.9%	3.2%	8.7%	7.8%	5.2%	5.5%
Administrative expense ratio	13.7%	5.1%	10.6%	9.5%	8.6%	7.7%

Combined ratio	67.6%	98.9%	89.5%	92.2%	90.8%	94.4%

Large losses and other items
Loss portfolio transfers(1)	$—	$270	$4	$—	$—	$274
Prior period development	$(2)	$44	$(2)	$(9)	$10	$43

% Change versus prior year period
Gross premiums written	-61%	21%	-78%	-63%	9%	-32%
Net premiums written	-60%	21%	-78%	-58%	11%	-31%
Net premiums earned	-14%	62%	-45%	-6%	-11%	-2%
Other ratios
Net premiums written/gross premiums written	100%	96%	98%	112%	99%	99%

(1)	Total premiums typically included in gross premiums written, net premiums written, and net premiums earned in the quarter it is written; usually accrued at 100% loss ratio.

ACE Limited

Segment Results - Consecutive Quarters - 2

(in millions of U.S. dollars)

(Unaudited)

Financial Services

	1Q-04	4Q-03	3Q-03	2Q-03	1Q-03	Full Year 2003
Gross premiums written
Financial guaranty	$(7)	$158	$112	$119	$121	$510
Financial solutions	215	131	(5)	(1)	411	536

Total GPW	$208	$289	$107	$118	$532	$1,046

Net premiums written
Financial guaranty	$(7)	$159	$111	$119	$120	$509
Financial solutions	215	117	(6)	13	406	530

Total NPW	$208	$276	$105	$132	$526	$1,039

Net premiums earned
Financial guaranty	$87	$88	$80	$82	$78	$328
Financial solutions	92	384	125	133	131	773

Total NPE	$179	$472	$205	$215	$209	$1,101

Loss ratio
Financial guaranty	18.8%	71.3%	46.4%	49.7%	50.1%	54.8%
Financial solutions	75.6%	95.0%	85.4%	90.5%	92.9%	92.3%

Total loss ratio	48.0%	90.6%	70.2%	74.9%	77.0%	81.2%

Expense ratio
Financial guaranty	30.9%	38.0%	33.7%	35.3%	27.6%	33.9%
Financial solutions	9.0%	1.5%	10.1%	6.1%	5.7%	4.4%

Total expense ratio	19.6%	8.3%	19.3%	17.3%	13.8%	13.2%

Combined ratio
Financial guaranty	49.7%	109.3%	80.1%	85.0%	77.7%	88.7%
Financial solutions	84.6%	96.5%	95.5%	96.6%	98.6%	96.7%

Total combined ratio	67.6%	98.9%	89.5%	92.2%	90.8%	94.4%

ACE Limited

Financial Guaranty Profile

(in millions of U.S. dollars)

(Unaudited)

	Gross Par Written (7)		Net Par Outstanding/Average Ratings
	Three months ended March 31, 2004		March 31, 2004			December 31, 2003
Sector	Par Outstanding	% of total	Par Outstanding	% of total	Average Rating	Par Outstanding	% of total	Average Rating
Municipal Exposure
Tax Backed	$822	18%	$21,611	24%	A+	$21,090	24%	A+
Municipal Utilities	161	3%	11,157	12%	A+	11,114	13%	A+
Special Revenue	207	4%	9,078	10%	A	9,060	10%	A
Healthcare	507	11%	6,028	7%	A+	5,828	7%	A
Structured Municipal (1)	—	0%	3,266	4%	AAA	3,378	4%	AAA
Other Municipal (2)	236	5%	2,777	3%	A-	2,378	3%	A-

Total Municipal	$1,933	41%	$53,917	60%	A+	$52,848	61%	A
Non-Municipal Exposure
Senior Layer CDO’s (3)	$67	1%	$16,317	18%	AA+	$16,601	16%	AA+
Consumer Receivables (4)	2,036	44%	10,696	12%	A+	9,461	10%	A
Single Name Corporate CDS	—	0%	2,081	2%	A+	2,305	5%	A+
Commercial Receivables (5)	292	6%	5,478	6%	AA-	5,322	4%	A+
Other Structured Finance (6)	346	7%	1,882	2%	A+	1,920	3%	A
Funded Equity CDO’s (3)	—	0%	221	0%	NM	407	1%	NM

Total Non-Municipal	$2,741	59%	$36,675	40%	AA	$36,016	39%	AA-

Total Exposure	$4,674	100%	$90,592	100%		$88,864	100%

(1)	Structured Municipal: includes excess of loss reinsurance on portfolios of municipal credits where the company attached in excess of the AAA rating level.

(2)	Other Municipal: primarily includes first mortgage bonds on investor-owned utilities and government-sponsored project finance.

(3)	For ACE, collateralized debt obligations (CDO’s) are structured financings backed by a pool of investment grade assets. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches. Market supply and demand factors influence pricing and the amount and position in the structure where ACE chooses to participate.

(4)	Consumer Receivables: principally includes auto loan receivables, residential mortgage-backed securities and credit card receivables.

(5)	Commercial Receivables: principally includes equipment leases and commercial mortgage-backed securities.

(6)	Other Structured Finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(7)	Gross par approximates net par as the company is a net line writer.

Note - Ratings are internally determined based on rating agency guidelines

ACE Limited

Financial Guaranty Profile - 2

(in millions of U.S. dollars)

(Unaudited)

Distribution by Ratings of Financial Guaranty Portfolio

	At March 31, 2004
	Net Par Outstanding	% of total
AAA	$26,920	30%
AA	18,486	20%
A	30,202	33%
BBB	13,215	15%
Below investment grade	1,552	2%
Funded equity	217	0%

Total	$90,592	100%

Geographic Distribution of Financial Guaranty Portfolio as of March 31, 2004

	Net Par Outstanding	% of total
Domestic
California	$7,269	8.0%
New York	5,580	6.2%
Texas	3,273	3.6%
Illinois	2,824	3.1%
Florida	2,810	3.1%
New Jersey	2,216	2.4%
Pennsylvania	2,039	2.3%
Massachusetts	1,698	1.9%
Puerto Rico	1,503	1.7%
Washington	1,333	1.5%
Other - Muni	19,128	21.1%
Other - Non Muni	33,573	37.1%

Total Domestic	$83,246	91.9%

International
United Kingdom	$3,749	4.1%
Australia	532	0.6%
Brazil	352	0.4%
France	324	0.4%
Netherlands	295	0.3%
Other	2,094	2.3%

Total International	$7,346	8.1%

Net Par Outstanding	$90,592	100%

ACE Limited

Financial Services Portfolio

25 Largest Municipal Exposures

(in millions of U.S. dollars)

(Unaudited)

Obligor Name	Net Par In Force (1)	Rating
California State General Obligation & Leases	$900	BBB
New Jersey State General Obligation & Leases	724	AA
Long Island Power Authority	720	A-
New York City General Obligation	695	A
Denver Colorado Airport System	632	A
Jefferson County Alabama Sewer	607	A
Chicago Illinois General Obligation	589	A+
Puerto Rico Electric Power Authority	555	A-
New York City Municipal Water Finance Authority	548	AA
New York State Metro Trans Auth - Trans Revenue	539	A
Massachusetts State GO & Bay Transportation & Leases	516	AA-
San Francisco California Airport	505	A+
Energy Northwest (FKA WPPSS)	469	AA-
New York State General Obligation	448	AA
Puerto Rico General Obligation & Leases	430	A-
Houston Texas Water & Sewer System	393	A+
Los Angeles County Metro Trans - Sales Tax - 1st	365	AA
Dade County Florida Water & Sewer System	327	A
Mental Health Services Facilities - New York	320	AA-
Intermountain Power Agency	320	A+
Illinois State General Obligation & Leases	307	AA
Puerto Rico Government Development Bank	300	AAA
Chicago Illinois Public Building - Board of Education	300	A+
New Jersey State Turnpike	298	A
District of Columbia General Obligation	297	A-

(1)	Excludes Net Par In Force for transactions insured by an AAA monoline financial guaranty company

ACE Limited

Financial Services Portfolio - 2

25 Largest Asset-Backed Exposures (Non - Municipal)

(in millions of U.S. dollars)

(Unaudited)

Obligor Name	Net Par In Force	Rating
SALS 2002-6 - Synthetic CDO	$740	AAA
Argent Securities Inc. 2003-W6	736	AAA
Absolute CDO OF ABS	594	AAA
Triplas CDO OF ABS	584	AAA
Taurus 2001-06 - Synthetic CDO	571	A+
Sears Credit Card Master Trust 2002-3 Class A - Credit Cards	550	AAA
Dresdner 2001 - 1 - Synthetic CDO	500	AAA
Houston CDO Portfolio 2000-1	470	AA
Stars 2001-3 - Synthetic CDO	440	AAA
Merrill Lynch Synthetic CDO Taurus 8	440	AAA
Merrill Lynch Dots 4 - Synthetic CDO	430	AAA
SALS 2003-9 - Synthetic CDO	410	AAA
Providian Gateway Master Trust	392	BB-
Magrathea V - Synthetic CDO	360	AAA
Lehman Sprint 2001-1 Super Senior - Synthetic CDO	360	AAA
Taurus 2001-01 - Synthetic CDO	347	AAA
Option One Mortgage Loan Trust 2003-1 Cl A-1	344	AAA
ING Equity Trust (Pilgrim Principal Protection)	322	AAA
Europa II Limited Class A1 - Synthetic CDO	301	AAA
Bistro 2000-07 Class A-1 - Synthetic CDO	300	AAA
Hights 2001-1 - Synthetic CDO	295	BBB+
Metris Master Credit Card Trust	281	BB
CDO ^2 - CDO of CDOs	281	AAA
Halcyon Synthetic CDO	278	AAA
Morgan Stanley Dean Witter 2003-NC9 Class A1	276	AAA

ACE Limited

Financial Services Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Largest Single Name Corporate CDS

Obligor Name	Net Par In Force (1)	Rating	Rating	Gross Par Written (2) Three months ended March 31, 2004	Net Par Outstanding
General Electric Company	$60	AAA	AAA	$—	$420
ABN AMRO Bank NV	53	AA-	AA	—	377
Fortis NV	52	A+	A	—	1,019
Japan Republic Sovereign Obligation	50	AA-	BBB	—	265
American International Group, Inc. (AIG)	50	AAA	Below investment grade	—	—

FNMA - Fannie Mae	45	AAA	Total	$—	$2,081

Allianz AG	41	AA-
France Telecom	40	BBB+
Deutsche Telekom AG	40	BBB+
Citigroup, Inc.	39	AA-

(1)	Excludes Net Par In Force for transactions insured by an AAA monoline financial guaranty company

(2)	Gross par approximates net par as the company is a net line writer

ACE Limited

Financial Services Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Maturity Profile of Select Par Insured Categories

(Outstanding Net Par)

	2004(1)	2005	2006	2007	2008
Senior Layer CDO’s
Beginning outstanding par	$16,317	$16,217	$14,211	$11,545	$8,513
Scheduled runoff amount	228	2,312	3,402	4,061	2,228

Ending outstanding par	$16,089	$13,777	$10,376	$6,314	$4,086

Single Name Corporate CDS
Beginning outstanding par	$2,081	$1,681	$692	$506	$279
Scheduled runoff amount	400	989	186	227	100

Ending outstanding par	$1,681	$692	$506	$279	$179

Funded Equity CDO’s
Beginning outstanding par	$221	$221	$221	$221	$163
Scheduled runoff amount	—	—	—	58	50

Ending outstanding par	$221	$221	$221	$163	$113

(1)	Beginning balance as of January 1, 2004

CDO’s Rating	Gross Par Written (2) Three months ended March 31, 2004	Net Par Outstanding
AAA	$7	$12,522
AA	60	1,933
A	—	1,021
BBB	—	735
Below investment grade	—	106
Funded Equity	—	221

Total	$67	$16,538

(2)	Gross par approximates net par as the company is a net line writer

ACE Limited

Loss Reserve Rollforward

(in millions of U.S. dollars)

(Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2002	$24,315	$12,997	$11,318	$15,832	$6,798	$9,034	$8,483	$6,199	$2,284
Losses and loss expenses incurred	2,390	1,107	1,283	2,365	1,104	1,261	25	3	22
Losses and loss expenses paid	(2,155)	(984)	(1,171)	(1,910)	(893)	(1,017)	(245)	(91)	(154)
Other (incl. foreign exch. revaluation)	86	16	70	79	16	63	7	—	7

Balance at March 31, 2003	24,636	13,136	11,500	16,366	7,025	9,341	8,270	6,111	2,159

Losses and loss expenses incurred	2,511	1,052	1,459	2,463	1,020	1,443	48	32	16
Losses and loss expenses paid	(2,415)	(1,357)	(1,058)	(1,964)	(1,134)	(830)	(451)	(223)	(228)
Other (incl. foreign exch. revaluation)	208	123	85	208	123	85	—	—	—

Balance at June 30, 2003	24,940	12,954	11,986	17,073	7,034	10,039	7,867	5,920	1,947

Losses and loss expenses incurred	2,552	1,033	1,519	2,472	977	1,495	80	56	24
Losses and loss expenses paid	(1,833)	(863)	(970)	(1,557)	(663)	(894)	(276)	(200)	(76)
Other (incl. foreign exch. revaluation)	(22)	(19)	(3)	(12)	(19)	7	(10)	—	(10)

Balance at September 30, 2003	25,637	13,105	12,532	17,976	7,329	10,647	7,661	5,776	1,885

Losses and loss expenses incurred	2,812	956	1,856	2,779	932	1,847	33	24	9
Losses and loss expenses paid	(1,810)	(1,104)	(706)	(1,433)	(797)	(636)	(377)	(307)	(70)
Other (incl. foreign exch. revaluation) (2)	516	235	281	513	235	278	3	—	3

Balance at December 31, 2003	27,155	13,192	13,963	19,835	7,699	12,136	7,320	5,493	1,827

Losses and loss expenses incurred	2,298	756	1,542	2,256	724	1,532	42	32	10
Losses and loss expenses paid	(1,873)	(781)	(1,092)	(1,652)	(682)	(970)	(221)	(99)	(122)
Other (incl. foreign exch. revaluation)	117	110	7	117	110	7	—	—	—

Balance at March 31, 2004	$27,697	$13,277	$14,420	$20,556	$7,851	$12,705	$7,141	$5,426	$1,715

(1)	The run-off reserves primarily include Brandywine group, the Commercial Insurance Service - Middle Market Worker’s Comp. reserves and the pre-1997 Westchester Specialty reserves.

(2)	Other includes approximately $220 million of gross losses and $140 million of reinsurance recoverable related to ACE increasing its participation in the Lloyds syndicate to 100%.

ACE Limited

Asbestos and Environmental Reserves

(in millions of U.S. dollars)

(Unaudited)

	Asbestos			Asbestos - December 31, 2003*
	Gross	Ceded	Net	Gross 3 year survival ratio	Gross 1 year survival ratio
Balance at December 31, 2003	$2,899	$2,622	$277	10.3x	9.9x
Prior period development	—	—	—
Losses and loss expenses paid	(96)	(48)	(48)
Foreign exchange revaluation	21	11	10

Balance at March 31, 2004	$2,824	$2,585	$239

	Environmental & Other Latent Exposures
	Gross	Ceded	Net
Balance at December 31, 2003	$1,148	$898	$250
Prior period development	—	—	—
Losses and loss expenses paid	(47)	(13)	(34)
Foreign exchange revaluation	3	1	2

Balance at March 31, 2004	$1,104	$886	$218

*	The survival ratios are adversely affected by the timing of certain previously agreed upon settlements. These payments were anticipated in our 2002 asbestos study.

ACE Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	March 31 2004	December 31 2003	December 31 2002
Reinsurance recoverable on paid losses & loss expenses
Active operations(1)	$761	$835	$951
Brandywine(2)	405	419	385
Westchester(3)	26	23	27

Total	$1,192	$1,277	$1,363

Reinsurance recoverable on unpaid losses & loss expenses
Active operations(1)	$8,954	$8,494	$7,839
Brandywine(2)	4,340	4,729	5,237
Westchester(3)	539	541	491

Total	$13,833	$13,764	$13,567

Gross reinsurance recoverable
Active operations(1)	$9,715	$9,329	$8,790
Brandywine(2)	4,745	5,148	5,622
Westchester(3)	565	564	518

Total	$15,025	$15,041	$14,930

Bad debt reserve
Active operations(1)	$(510)	$(482)	$(431)
Brandywine(2)	(424)	(449)	(478)
Westchester(3)	(29)	(29)	(30)

Total	$(963)	$(960)	$(939)

Net reinsurance recoverable
Active operations(1)	$9,205	$8,847	$8,359
Brandywine(2)	4,321	4,699	5,144
Westchester(3)	536	535	488

Total	$14,062	$14,081	$13,991

(1)	Active operations include the run-off operations of CIS and certain other divisions.

(2)	The Active operations’ obligations with respect to further funding of the run-off of Century Indemnity Company, a Brandywine subsidiary, are limited under the Brandywine Restructuring Order (the “Order”). Under the Order, the Company provided $800 million aggregate excess of loss reinsurance agreement, with respect to the Brandywine Runoff. (Refer to the “Asbestos and Environmental Claims” section of the “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” incorporated into our filed Form 10-K for the year ended December 31, 2003 for additional information about the Order and other Company obligations.) At March 31, 2004, approximately $466 million in losses and recoverable bad debt reserves were ceded by Century to the aggregate excess of loss reinsurance agreement.

(3)	As part of the Westchester acquisition, National Indemnity provided reinsurance protection for all losses occurring prior to 1997. At December 31, 2003, the remaining unimpaired limit in the reinsurance cover was approximately $600 million.

ACE Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Reinsurance Recoverable for Active Operations

	December 31, 2003
Categories	Recoverable	Bad Debt	% of Gross
Top 10 reinsurers	$4,306	$59	1.4%
Other reinsurers balances >$20 million	2,442	87	3.6%
Other reinsurers balances <$20 million	748	106	14.2%
Mandatory pools and government agencies	753	4	0.5%
Captives	782	1	0.1%
Other(1)	298	225	75.5%

Total	$9,329	$482	5.2%

At December 31, 2003, $6.9 billion of the active operations’ recoverables were from rated reinsurers, of which 85% were rated the equivalent of A- or better by nationally recognized rating agencies. The Company held collateral of $1.7 billion, of which $1.2 billion was matched and usable against existing recoverables.

Top 10 Reinsurers (net of collateral)(2)	Other Reinsurers Balances Greater Than $20 million (net of collateral)(2)
AXA	ABB Group	Independence Blue Cross (Amerihealth)
Berkshire Hathaway Insurance Group	AIOI Insurance	ING - Internationale Nederlanden Group
CIGNA	Allianz Group	Korean Reinsurance Company (KRIC)
Electric Insurance Company	American International Group	Liberty Mutual Insurance Companies
GE Global Insurance Group (Employers Re)	Arch Capital	Overseas Partners Ltd.
Hannover	AVIVA	PMA Capital Insurance Company
Lloyd’s of London	Chubb Insurance Group	QBE Insurance
Munich Re	CNA Insurance Companies	RenaissanceRe Holdings Ltd
Swiss Re Group	Converium Group	Royal & Sun Alliance Insurance Group plc
XL Capital Group	DaimlerChrysler Group	SCOR Group
	EQUITAS	Sompo Japan
	Everest Re Group	St. Paul Companies
	Fairfax Financial	Trenwick Group
	FM Global Group	White Mountains Insurance Group
	Gerling Group	WR Berkley Corp
	Hartford Insurance Group	Zurich Financial Services Group

(1) Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimation of this reserve considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(2) Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

ACE Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Consolidated Reinsurance Recoverable

	December 31, 2003
Categories	Recoverable	Bad Debt	% of Gross
Top 10 reinsurers	$7,798	$84	1.1%
Other reinsurers balances >$20 million	3,373	147	4.4%
Other reinsurers balances <$20 million	979	150	15.3%
Mandatory pools and government agencies	779	4	0.5%
Structured settlements	429	2	0.5%
Captives	801	1	0.1%
Other(1)	882	572	64.9%

Total	$15,041	$960	6.4%

At December 31, 2003, $11.3 billion of consolidated recoverables were from rated reinsurers, of which 89% were rated the equivalent of A- or better by nationally recognized rating agencies.

Top 10 Reinsurers (net of collateral)(2)	Other Reinsurers Balances Greater Than $20 million (net of collateral)(2)
AXA	ABB Group	IRB - Brasil Resseguros S.A.
Berkshire Hathaway Insurance Group	AIOI Insurance	Korean Reinsurance Company (KRIC)
CIGNA	Allianz Group	Liberty Mutual Insurance Companies
EQUITAS	American International Group	Mitsui Sumitomo Insurance Company Ltd.
GE Global Insurance Group	Arch Capital	Overseas Partners Ltd.
Hannover	AVIVA	Partner Reinsurance Company of the U.S.
Lloyd’s of London	Chubb Insurance Group	PMA Capital Insurance Company
Munich Re	CNA Insurance Companies	QBE Insurance
St. Paul Companies	Constellation Reinsurance Company	RenaissanceRe Holdings Ltd
Swiss Re Group	Converium Group	Royal & Sun Alliance Insurance Group plc
	DaimlerChrysler Group	SCOR Group
	Dominion Ins. Co. Ltd.	Sompo Japan
	Electric Insurance Company	Toa Reinsurance Company
	Everest Re Group	Tokio Marine & Fire Insurance Company Ltd.
	Fairfax Financial	Travelers Property Casualty Group
	FM Global Group	Trenwick Group
	Gerling Group	White Mountains Insurance Group
	Great American P&C Insurance Companies	WR Berkley Corp
	Hartford Insurance Group	XL Capital Group
	Independence Blue Cross (Amerihealth)	Zurich Financial Services Group
ING - Internationale Nederlanden Group

(1) Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimation of this reserve considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(2) Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

ACE Limited

Reinsurance Recoverable Analysis - 4

(in millions of U.S. dollars)

(Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections(1)	Other(2)	Total
Gross balance at December 31, 2003	$730	$547	$1,277
Bad debt reserve at 12/31/03	45	358	403
% of gross	6.2%	65.4%	31.6%

Net balance at December 31, 2003	$685	$189	$874

Gross balance at March 31, 2004	$639	$553	$1,192
Bad debt reserve at 3/31/04	44	378	422
% of gross	6.9%	68.4%	35.4%

Net balance at March 31, 2004	$595	$175	$770

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.

(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimation of this reserve considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

ACE Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	March 31 2004	December 31 2003
Market Value
Fixed maturities	$19,920	$18,645
Securities on loan	1,183	684
Short-term investments	3,290	2,928
Cash	614	562

Total	$25,007	$22,819

Asset Allocation by Market Value
Treasury	$1,491	$1,715
Agency	1,723	1,512
Corporate	7,201	6,304
Mortgage-backed securities	4,536	3,894
Asset-backed securities	800	737
Municipal	1,498	1,445
Non-US	3,854	3,723
Cash & cash equivalent	3,904	3,489

Total	$25,007	$22,819

Credit Quality by Market Value
AAA	$13,211	$12,315
AA	4,200	3,389
A	3,847	3,534
BBB	2,002	1,783
BB	653	709
B	1,045	1,029
Other	49	60

Total	$25,007	$22,819

Cost/Amortized Cost
Fixed maturities	$19,129	$18,006
Securities on loan	1,113	650
Short term investments	3,290	2,928
Cash	614	562

Subtotal	24,146	22,146
Equity securities	414	401
Other investments	595	602

Total	$25,155	$23,149

Avg. duration of fixed maturities, adj. for int. rate swaps	3.4 years	3.4 years
Avg. market yield of fixed maturities	4.0%	4.0%
Avg. credit quality	AA	AA

ACE Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Investment portfolio

Top 10 Exposures - Fixed Maturity Investments and Single Name Credit Default Swaps

March 31, 2004		December 31, 2003
General Electric	$257	General Electric	$303
Citigroup Inc	214	Citigroup Inc	186
HSBC Holdings Plc	189	General Motors	167
Morgan Stanley	145	HSBC Holdings Plc	144
General Motors	129	Verizon Communications	119
Verizon Communications	124	AIG	108
Goldman Sachs Group Inc	120	DaimlerChrysler	101
Bank of America Corp	116	Morgan Stanley	95
American International Group	115	Ford Motor Co	94
Ford Motor Co	97	Deutsche Telekom	84

ACE Limited

Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended March 31, 2004
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$55	$175	$230
Interest rate swaps	(14)	—	(14)
Equity securities	28	(4)	24
Equity and fixed income derivatives	13	—	13
Foreign exchange gains (losses)	5	—	5
Other	(7)	4	(3)

Total inv. portfolio gains (losses)	80	175	255
Other FAS 133 adjustments	(23)	—	(23)

Total gains (losses)	57	175	232
Income tax (expense) benefit	(21)	(48)	(69)

Net gains (losses)	$36	$127	$163

(1)	Includes impairments of $1M for fixed maturities and $1M for equities.

	Three months ended March 31, 2003
	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$12	$56	$68
Interest rate swaps	(9)	—	(9)
Equity securities	(50)	34	(16)
Equity and fixed income derivatives	—	—	—
Foreign exchange gains (losses)	9	—	9
Other	—	(2)	(2)

Total inv. portfolio gains (losses)	(38)	88	50
Other FAS 133 adjustments	(2)	—	(2)

Total gains (losses)	(40)	88	48
Income tax (expense) benefit	8	(9)	(1)

Net gains (losses)	$(32)	$79	$47

(2)	Includes impairments of $18M for fixed maturities and $46M for equities.

ACE Limited

Capital Structure

(in millions of U.S. dollars)

(Unaudited)

	March 31 2004	December 31 2003	December 31 2002
Total short-term debt	$546	$546	$146
Total long-term debt	1,349	1,349	1,749

Total debt	1,895	1,895	1,895
Total trust preferreds	487	475	475
Mezzanine equity (1)	—	—	311
Perpetual preferred (2)	557	557	—
Ordinary shareholders’ equity	8,840	8,278	6,389

Total shareholders’ equity	$9,397	$8,835	$6,389

Total capitalization	$11,779	$11,205	$9,070
Tangible shareholders’ equity (3)	$6,698	$6,124	$3,672

Leverage ratios
Debt/ total capitalization	16.1%	16.9%	20.9%
Debt plus trust preferreds/ total capitalization	20.2%	21.2%	26.1%
Debt/ tangible equity	28.3%	30.9%	51.6%
Debt plus trust preferreds and mezzanine equity/ tangible equity	35.6%	38.7%	73.0%
Debt plus total preferred stock/ total capitalization	25.0%	26.1%	26.1%

(1)	The FELINE PRIDES converted in the second quarter of 2003.

(2)	Preferred shares $575 million, net of issuance costs $18 million.

(3)	Tangible equity is equal to shareholders’ equity less goodwill.

ACE Limited

Non-GAAP Financial Measures

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share to diluted book value per ordinary share is provided on page 33. The following non-GAAP measure is a common performance measurement and is defined as income (loss) excluding net realized gains (losses) on investments and the tax effect of net realized gains (losses) on investments. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

We exclude net realized gains (losses) on investments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	1Q-04	4Q-03	3Q-03	2Q-03	1Q-03	Full Year 2003
Net income, as reported	$447	$444	$355	$371	$247	$1,417
Net realized gains (losses)	57	128	57	107	(40)	252
Tax effect of net realized gains (losses)	(21)	(12)	(6)	(22)	8	(32)

Income excluding net realized gains (losses)	$411	$328	$304	$286	$279	$1,197

ACE Limited

Diluted Book Value per Ordinary Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Ordinary Share to Diluted Book Value per Ordinary Share

	March 31 2004	December 31 2003
Shareholders’ equity	$9,397	$8,835
Net proceeds from assumed conversions of options	622	390
Proceeds from issuance of preferred shares	(557)	(557)

Numerator for diluted book value per share calculation	9,462	8,668
Less: goodwill	2,699	2,711

Numerator for diluted tangible book value per share	$6,763	$5,957

Ordinary shares outstanding - end of period	282,714,909	279,897,193
Shares issued from assumed conversions of options	18,951,480	14,305,419

Denominator for diluted and diluted tangible book value	301,666,389	294,202,612

Book value per ordinary share	$33.24	$29.57
Diluted book value per ordinary share	$31.36	$29.46
Diluted tangible book value per ordinary share	$22.41	$20.25

ACE Limited

Comprehensive Income

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statement of Comprehensive Income	1Q-04	4Q-03	3Q-03	2Q-03	1Q-03	Full Year 2003
Net income	$447	$444	$355	$371	$247	$1,417
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	236	3	(165)	354	112	304
Reclassification adjustment for net realized gains (losses) included in net income	(61)	(19)	(24)	(14)	(24)	(81)
Cumulative translation adjustment	2	62	(1)	57	26	144
Minimum pension liability adjustment	(2)	8	(3)	(59)	—	(54)
Income tax (expense) benefit related to other comprehensive income items	(41)	(2)	48	(63)	(16)	(33)

Other comprehensive income (loss)	134	52	(145)	275	98	280

Comprehensive income	$581	$496	$210	$646	$345	$1,697

ACE Limited

Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) less perpetual preferred securities and mezzanine equity dividends divided by average ordinary shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio for the property and casualty and financial services operations.

Diluted book value per ordinary share: Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options divided by the sum of shares outstanding and the number of options assumed issued.

Diluted tangible book value per ordinary share: Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options less goodwill divided by the sum of shares outstanding and the number of options assumed issued.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income (loss) excluding net realized gains (losses).

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Ordinary shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

Property and casualty combined ratios: Loss and loss expense ratios, policy acquisition cost ratios and administrative expense ratios excluding life reinsurance business and financial services segment.

Return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) less perpetual preferred securities and mezzanine equity dividends divided by average ordinary shareholders’ equity.

Tangible equity: Shareholders’ equity less goodwill.

Total capitalization: Short-term debt, long-term debt, trust preferreds, mezzanine equity, perpetual preferred shares and shareholders’ equity.